SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2014

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HKN, INC.

(Exact Name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	1-10262 (Commission File Number)	95-2841597 (IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas (Address of Principal Executive Offices)	76092 (Zip Code)

Registrant’s telephone number, including area code: (817) 424-2424

Former Name or Former Address, if Changed Since Last Report: (Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 1, 2014, Sarah B. Gasch was appointed Executive Vice President and Chief Operating Officer for HKN, Inc. (“HKN”) from her previous position of Executive Vice President and Chief Financial Officer.

Effective October 1, 2014, Kristina M. Humphries has been promoted to Vice President and Chief Financial Officer at HKN from her previous position of Vice President and Chief Accounting Officer at HKN. There are no family relationships between Ms. Humphries and any director or other executive officer of HKN and she has not been appointed as an officer pursuant to any arrangement or understanding with any person. Ms. Humphries has not engaged in any transaction with HKN that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HKN, INC.
(Registrant)

Date: October 1, 2014	By:	/s/ KRISTINA M. HUMPHRIES
Kristina M. Humphries
Vice President and Chief Financial Officer

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